SECOND AMENDED AND RESTATED
THROUGHPUT AGREEMENT
(TUCSON TERMINAL)

This Second Amended and Restated Throughput Agreement (the “Agreement”) is made and entered into as of September 19, 2013 to be effective as of June 1, 2013 (the “Effective Date”), by and among HollyFrontier Refining & Marketing LLC, a Delaware limited liability company (formerly Holly Refining and Marketing LLC) (“HFRM”), HEP Refining, L.L.C., a Delaware limited liability Company (“HEP Refining”), and Holly Energy Partners - Operating, L.P., a Delaware limited partnership (the “Operating Partnership”), and amends and restates in its entirety the First Amended and Restated Throughput Agreement entered into as of April 1, 2008 (as amended, the “First Amended and Restated Throughput Agreement”), by and among HFRM, the Operating Partnership, Holly Energy Partners, L.P., a Delaware limited partnership, HEP Logistics Holdings, L.P., a Delaware limited partnership, Holly Logistic Services, L.L.C., a Delaware limited liability company, HEP Logistics GP, L.L.C., a Delaware limited liability company, Navajo Refining Company, L.L.C., a Delaware limited liability company (successor to Navajo Refining Company, L.P.), and HollyFrontier Corporation (formerly known as Holly Corporation), a Delaware corporation. HFRM, HEP Refining and the Operating Partnership are referred to herein each individually as a “Party,” and together as the “Parties.”
WITNESSETH:
WHEREAS, the Operating Partnership and HEP Refining currently provide HFRM certain terminalling services (the “Services”) at HEP Refining’s Tucson, Arizona, facility (the “Tucson Terminal”) in connection with the receipt, storage and measurement of Refined Products, which Services are governed by the Refined Products Pipelines and Terminals Agreement; and
WHEREAS, the Parties desire to enter this Second Amended and Restated Throughput Agreement to provide for a minimum throughput commitment by HFRM at the Tucson Terminal and a guaranteed capacity commitment by the Operating Partnership and HEP Refining at the Tucson Terminal;
NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, the Parties hereby agree:
1.Definitions. Capitalized terms not otherwise defined herein shall have the meanings set forth in that certain Amended and Restated Refined Products Pipelines and Terminal Agreement dated as of December 1, 2009, to be effective as of February 1, 2009 (as may be amended, modified or supplemented from time to time, the “Refined Products Pipelines and Terminals Agreement”).
2.Effect on Refined Products Pipelines and Terminals Agreement. The Refined Products Pipelines and Terminals Agreement shall remain in full force and effect, and as of the date first written above, as supplemented and amended by the terms of this Agreement.
3.Guaranteed Throughput.
(a)During the Term of this Agreement (as such term is defined herein), HFRM shall pay the terminal service fee rate for truck rack deliveries of $0.3827 for each barrel (the “Terminal Service Fee”) for which Services are provided at the Tucson Terminal. In addition, HFRM agrees to throughput or cause to be throughput to the Tucson Terminal an average of eight thousand (8,000) bpd of Refined Products multiplied by the number of days in a quarter (the “Guaranteed Throughput”). For the avoidance of doubt, the per barrel fees paid by HFRM with respect to the barrels throughput to the Tucson Terminal and the Annual Tucson Fee (defined below) shall apply towards the Minimum Revenue Commitment set forth in

Section 2(a)(i) of the Refined Products Pipelines and Terminals Agreement, and as adjusted pursuant to Section (2)(a)(ii) of the Refined Products Pipelines and Terminals Agreement.
(b)In the event HFRM fails to provide or cause to be provided the Guaranteed Throughput in any calendar quarter, HFRM shall be billed for and pay for any difference between the number of barrels actually delivered and the Guaranteed Throughput at the Terminal Service Fee (the “Deficiency”). HFRM shall pay the Deficiency to the Operating Partnership within ten (10) days after its receipt of the bill for the Deficiency.
(c)If HFRM is unable for any quarter to throughput the volumes required to meet the Guaranteed Throughput as a result of the Operating Partnership’s operational difficulties, then upon written notice by HFRM to the Operating Partnership, the Guaranteed Throughput will be reduced for such quarter by an amount equal to the volume of Refined Products that HFRM is unable to terminal as a result of the Operating Partnership’s operational difficulties.
4.Guaranteed Capacity. During the Term and subject to the terms and conditions of this Agreement and the Refined Products Pipelines and Terminals Agreement, and subject to HFRM’s satisfaction of its obligations hereunder, the Operating Partnership and HEP Refining, as applicable, shall operate and maintain, or cause to be operated and maintained, the Tucson Terminal so that at all times the Tucson Terminal has an available capacity to handle and store at least the Guaranteed Throughput for the exclusive use by HFRM for itself and for other shippers with whom HFRM contracts (the “Guaranteed Capacity”). Any such contracts between any of HFRM and any third party shall be subject to all relevant terms and conditions that apply to the use of the Tucson Terminal by HFRM.
5.Continued Terminal Access. During the Term, HEP Refining shall (a) continue, or cause to be continued, the term (including all available extensions) of the June 1, 1977 Lease Agreement, November 15, 1977 Supplemental Lease, October 1, 1984 Second Supplemental Lease Agreement, April 1, 1988 Third Supplemental Lease Agreement, April 1, 1992 Fourth Supplemental Lease Agreement and June 1, 2002 Fifth Supplemental Lease Agreement in effect with SFPP, L.P. and Support Terminals Operating Partnerships, L.P. (including any successors in interest thereto) for the property associated with the Tucson Terminal and (b) take any and all other commercially reasonable actions necessary to maintain, at a minimum, HEP Refining’s current rights, access and opportunities associated with the Tucson Terminal.
6.Non-Exclusive Use; Tucson Facility Fee. The Parties agree that (a) HFRM shall not have the right to the exclusive use of the entire Tucson Terminal but rather only the right to the exclusive use of the Guaranteed Capacity at the Tucson Terminal, and (b) from and after the Effective Date of this Agreement, the annual fee payable for the Guaranteed Capacity shall be $36,000 (the “Annual Tucson Fee”), subject to annual adjustment on the first day of each Contract Year commencing July 1, 2014 for changes in the PPI occurring after the Effective Date of this Agreement, as provided in Exhibit C of the Refined Products Pipelines and Terminals Agreement.
7.Term of the Agreement. The term of this Agreement shall commence as of the Effective Date set forth above and terminate at 12:01 a.m. Dallas, Texas time on the date the Refined Products Pipelines and Terminals Agreement terminates (the “Term”), it being expressly intended that the term of this Agreement and the term of the Refined Products Pipelines and Terminals Agreement shall be coterminous; provided that HFRM shall have the right to extend the Term for ten (10) years by providing written notice to the Operating Partnership and HEP Refining of its intent to renew by no later than September 30, 2017, and the rates for the extended term shall be similarly increased on the first day of each Contract Year as specified in Section 6 above.

8.Conforming Amendments to the Refined Products Pipelines and Terminals Agreement.
(a)Section 2(d) (Facility Expansions and Modifications) of the Refined Products Pipelines and Terminals Agreement is hereby amended by adding the following language at the end of the section:
“Notwithstanding the foregoing, with respect to any facility expansions or modifications to the Refined Product Terminal located in Tucson, Arizona, the Partnership Entities shall consult with the Holly Entities but the Holly Entities shall not have consent or approval rights related to any facility expansions or modifications to the Refined Product Terminal located in Tucson, Arizona.”
(b)Exhibit C (Fee Schedule) of the Refined Products Pipelines and Terminals Agreement is hereby amended by deleting Section 8 of Exhibit C in its entirety and inserting in lieu thereof the following language:
“For the Tucson terminal, effective as of June 1, 2013, the Holly Entities shall pay an annual fee of $36,000 for the non-exclusive use of the Tucson terminal facility and a $0.3827 per barrel terminal service fee. The per barrel terminal service fee shall be adjusted on the first day of each Contract Year commencing July 1, 2013, and the annual fee shall be adjusted on the first day of each Contract Year commencing July 1, 2014, in each case by the PPI.”
9.Choice of Law. This Agreement shall be subject to and governed by the laws of the State of Delaware, excluding any conflicts-of-law rule or principle that might refer the construction or interpretation of this Agreement to the laws of another state.

[Remainder of page intentionally left blank. Signature pages follow.]

IN WITNESS WHEREOF, the undersigned Parties have executed this Agreement as of the Effective Date set forth above.

HOLLY ENERGY PARTNERS - OPERATING, L.P.
HEP REFINING, L.L.C.

By: /s/ Bruce R. Shaw
Bruce R. Shaw
President

HOLLYFRONTIER REFINING & MARKETING LLC

By: /s/ Michael C. Jennings
Michael C. Jennings
Chief Executive Officer and President

ACKNOWLEDGED AND AGREED
FOR PURPOSES OF ACKNOWLEDGING
THE AMENDMENT AND RESTATEMENT OF
THE FIRST AMENDED AND RESTATED
THROUGHPUT AGREEMENT:

HOLLYFRONTIER CORPORATION

By: /s/ Michael C. Jennings
Michael C. Jennings
Chief Executive Officer and President

HOLLY ENERGY PARTNERS, LP.
By: HEP Logistics Holdings, L.P., its general partner
By: Holly Logistic Services, L.L.C., its general partner

By: /s/ Bruce R. Shaw
Bruce R. Shaw
    President

[Signature page to the Second Amended and Restated Throughput Agreement (Tucson)]

ACKNOWLEDGED AND AGREED
FOR PURPOSES OF ACKNOWLEDGING
THE AMENDMENT AND RESTATEMENT OF
THE FIRST AMENDED AND RESTATED
THROUGHPUT AGREEMENT AND WITHDRAWAL
OF THE UNDERSIGNED AS PARTIES THERETO:

NAVAJO REFINING COMPANY, L.L.C.

By: /s/ Michael C. Jennings
Michael C. Jennings
Chief Executive Officer and President

HOLLY LOGISTIC SERVICES, L.L.C.
HEP LOGISTICS GP, L.L.C.

By: /s/ Bruce R. Shaw
Bruce R. Shaw
President

HEP LOGISTICS HOLDINGS, L.P.

By: Holly Logistic Services, L.L.C., its general partner

By: /s/ Bruce R. Shaw
Bruce R. Shaw
    President

[Signature page to the Second Amended and Restated Throughput Agreement (Tucson)]

ACKNOWLEDGED AND AGREED
FOR PURPOSES OF ACKNOWLEDGING
THE FOREGOING AMENDMENT OF THE
AMENDED AND RESTATED REFINED PRODUCT
PIPELINES AND TERMINALS AGREEMENT:

HEP PIPELINE ASSETS, LIMITED PARTNERSHIP
By:    HEP Pipeline GP, L.L.C., its general partner
By:    Holly Energy Partners – Operating, L.P.,                                 its sole member

By: /s/ Bruce R. Shaw
    Bruce R. Shaw
President

HEP PIPELINE, L.L.C.
HEP MOUNTAIN HOME, L.L.C.
HEP WOODS CROSS, L.L.C.
By:    Holly Energy Partners – Operating, L.P.,
its sole member

By: /s/ Bruce R. Shaw
    Bruce R. Shaw
President

HEP REFINING ASSETS, L.P.
By: HEP Refining GP, L.L.C., its general partner
By:    Holly Energy Partners—Operating, L.P.,
its sole member

By: /s/ Bruce R. Shaw
    Bruce R. Shaw
President

[Signature page to the Second Amended and Restated Throughput Agreement (Tucson)]